Supplement dated September 14, 2009 to the
Class I Shares and Class R Shares Prospectuses

Dated November 1, 2008

VAN KAMPEN SERIES FUND, INC.,
on behalf of its series,
Van Kampen American Value Fund,
as previously supplemented on January 6, 2009

The Prospectuses are hereby supplemented as follows:

1)     The second paragraph of the section entitled “Purchase of Shares – General” is hereby deleted in its entirety and replaced with the following:

This Prospectus offers Class I Shares and Class R Shares of the Fund. Class I Shares are offered without any upfront or deferred sales charges on purchases or sales and without any distribution (12b-1) fee or service fee. Class I Shares are available for purchase exclusively by (i) eligible institutions (e.g., a financial institution, corporation, trust, estate, or educational, religious or charitable institution) with assets of at least $1,000,000, (ii) tax-exempt retirement plans with assets of at least $1,000,000 (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and nonqualified deferred compensation plans), (iii) fee-based investment programs with assets of at least $1,000,000, (iv) qualified state tuition plan (529 plan) accounts and (v) certain Van Kampen investment companies.

2)     The last sentence of the fourth paragraph of the section entitled “Purchase of Shares – General” is hereby deleted in its entirety and replaced with the following:

Eligible institutions referenced in item (i) of the first paragraph in this section may only purchase Class I Shares directly from the Distributor.

3)     The second paragraph in the section titled “Purchase of Shares – How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Class I Shares and Class R Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to the Fund’s shareholder service agent, Van Kampen Investor Services Inc. (“Investor Services”), a wholly owned subsidiary of Van Kampen Investments. Class I Shares also may be purchased directly through the Distributor as described herein.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MSAVSPTIR 9/09